UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01776

Name of Registrant: Vanguard Wellesley Income Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2012 – March 31, 2013

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2013
Vanguard Wellesley® Income Fund

> For the six months ended March 31, 2013, Vanguard Wellesley Income Fund returned 4.74% for Investor Shares.

> The fund outpaced its benchmark and the average return of its peer funds.

> The fund’s stock portfolio was the biggest driver of the advance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2013
Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	4.74%
Admiral™ Shares	4.76
Wellesley Income Composite Index	4.00
Mixed-Asset Target Allocation Conservative Funds Average	4.04

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2012, Through March 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$24.47	$24.90	$0.374	$0.335
Admiral Shares	59.29	60.32	0.926	0.812

Chairman’s Letter

Dear Shareholder,

For the six months ended March 31, stocks rallied while corporate bonds delivered meager returns. In this environment, Vanguard Wellesley Income Fund returned 4.74% for Investor Shares, a step ahead of both its benchmark and the average return of its peer funds. Admiral Shares returned 4.76%.

Wellesley’s advance was propelled by its stock portfolio, which rose 11.74% as economically sensitive shares in the industrial and information technology sectors generated healthy results. The bond portfolio returned a modest 0.63%. The 30-day SEC yield for the fund’s Investor Shares declined to 2.43% as of March 31, from 2.78% a year earlier, and the yield for Admiral Shares fell to 2.50%, from 2.85%.

Global equity markets delivered a powerful rally
Global stocks advanced for the fifth straight month to finish the half-year ended March 31 with impressive gains. The Standard & Poor’s 500 Index closed at a record high on the period’s final business day. World financial markets in recent months shrugged off the U.S. “fiscal cliff” crisis, the unsettled Italian national elections, and a controversial bailout package for Cyprus.

Peter Westaway, Vanguard’s chief European economist, said that the latest developments in the European debt crisis had been “rather bad,” but that the market had for the most part already priced in these events. “As always,” he said, “we think investors should assess their portfolios carefully and avoid making impulsive moves.”

U.S. equities returned more than 11% as the economic recovery kept slowly building momentum; the housing market rebounded further, and the labor market improved. International equities were up more than 9%. Returns were about 16%

in the developed markets of the Pacific region, where Japan’s accommodative monetary policy has helped spark the nation’s stock market, and nearly 10% in Europe. Emerging markets stocks rose about 4%.

Bond returns barely budged as yields lingered near lows
The broad U.S. taxable bond market scraped out a minuscule gain of 0.09% for the half-year as U.S. Treasury yields remained just slightly above their all-time lows. Although the yield of the benchmark 10-year Treasury note increased during the six months and topped 2.00% at various

Market Barometer

			Total Returns
		Periods Ended March 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	11.10%	14.43%	6.15%
Russell 2000 Index (Small-caps)	14.48	16.30	8.24
Russell 3000 Index (Broad U.S. market)	11.35	14.56	6.32
MSCI All Country World Index ex USA (International)	9.20	8.36	-0.39

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.09%	3.77%	5.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.96	5.25	6.10
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.30

CPI
Consumer Price Index	0.59%	1.47%	1.74%

times, it closed the period at 1.85%. (Bond prices and yields move in opposite directions.)

Municipal bonds returned almost 1% for the six months despite price declines in March. And returns of money market funds and savings accounts barely registered as short-term interest rates remained between 0% and 0.25%, under the Federal Reserve’s four-year-old policy.

Robert Auwaerter, head of Vanguard’s Fixed Income Group, doesn’t anticipate abrupt policy changes from the central bank. “We don’t see the Fed changing course in the near term,” he said, “and when the Fed does, we expect it’ll go slowly so as not to undo the efforts made to keep interest rates low and to stimulate the economy.”

The stock portfolio’s strength drove the fund’s performance
The Wellesley Income Fund is unusual among balanced funds in that most of its assets are in bonds, which fits with the fund’s objective of providing income and greater stability than a stock-concentrated portfolio. As of March 31, the fund held about 60% bonds and 39% stocks, with the remainder in short-term reserves. Typically, balanced funds have a higher allocation to stocks.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.25%	0.18%	0.92%

The fund expense ratios shown are from the prospectus dated January 25, 2013, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2013, the fund’s annualized expense ratios were 0.25% for Investor Shares and 0.18% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

In this period, the smaller stock portion accounted for the bulk of the Wellesley Income Fund’s gains. The stock portfolio’s 11.74% result outpaced the FTSE High Dividend Yield Index’s return of 10.66%. Among the highlights were the advisor’s choices within the technology sector, which accounted for about a tenth of the fund’s assets on average. Semiconductor stocks, which are quick to respond to changes in business-cycle rhythms, fared especially well.

Traditionally, technology stocks weren’t a focus for income-oriented investors because many tech firms didn’t pay dividends. But as some of these companies have matured and initiated—or increased—dividends, they’ve come to fit within an income-oriented investment style, such as the one practiced by the fund’s advisor.

Other strong points included the fund’s industrial holdings, with economically sensitive electrical equipment and waste management companies among the standouts. As for disappointments, lackluster results for giant oil companies hurt the fund’s performance.

The bond portfolio’s 0.63% result exceeded the 0.48% return of its benchmark, the Barclay’s U.S. Credit A or Better Bond Index. Bond prices dipped as yields edged up, restraining bond returns.

Bonds’ modest performance could be a harbinger of the challenges ahead. Although bonds still can provide critical diversification benefits to a portfolio, their return prospects look much less promising than they have in recent years. As yields have tumbled, the opportunity for future bond price appreciation has greatly diminished.

The Advisor’s Report that follows this letter provides additional details about the fund’s management during the half-year.

Low cost and talent drive successful active management
Investors sometimes ask whether it’s a contradiction that Vanguard, a champion of index investing, offers actively managed mutual funds. To understand how active funds fit into our philosophy, consider for a moment why indexing has proved its mettle: It’s a generally low-cost, tax-efficient way to build a diversified portfolio that lets you keep more of your fund’s returns. Because index funds seek to track the overall market or a segment of it, they typically cost much less to run than funds that are actively managed in an effort to outperform the market. And the less you pay for a fund, the more of its returns come back to you.

The same principle—low cost—drives our approach to active funds. The other essential ingredient is talent. Some wonder how we can afford to hire top active managers when we place such importance on keeping investing costs low. The answer lies in five key characteristics of Vanguard’s structure and culture—our mutual ownership, our large scale, performance incentives aligned with investors’ interests, a long-term perspective, and a rigorous oversight process, which I lead. (You can read more about our approach in The Case for Vanguard Active Management: Solving the Low-Cost/ Top-Talent Paradox? at vanguard.com/ research.)

These enduring advantages don’t guarantee outperformance, of course. Even in those cases where an active fund outperforms over long periods, it doesn’t necessarily mean that investors earned more than the index results every year—or even every decade. And investors have no way of knowing beforehand which funds will outperform.

But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s combination of talented advisors and low costs can improve the odds.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 12, 2013

Advisor’s Report

Investor Shares of Vanguard Wellesley Income Fund returned 4.74% for the six months ended March 31, 2013. The composite benchmark, which is weighted 65% Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 4.00%. The fund’s fixed income holdings returned 0.63%, ahead of the 0.48% return of the bond portfolio’s benchmark. Wellesley’s stock holdings generated an 11.74% return compared with the equity benchmark’s 10.66%.

The investment environment
Stock markets in the United States and abroad posted solid returns for investors during the six-month period. The Standard & Poor’s 500 Index was up 10.19%, and the MSCI EAFE Index returned 12.04%. Value-oriented equities outpaced growth stocks by a meaningful margin, and small-capitalization stocks led their larger-cap peers.

Bond market returns were more subdued. The Barclays U.S. Aggregate Bond Index returned just 0.09%. Longer-term interest rates increased, while the Federal Reserve’s continued loose monetary policy kept the short end of the U.S. Treasury yield curve anchored near zero.

As we’ve indicated in prior letters, the outsized involvement of central banks and monetary policy continues to affect valuations of absolute and relative market yields. In addition, many other major factors affecting recent past periods persisted throughout much of the latest one. They include the debatable underlying strength of the U.S. economy, concerns about fiscal troubles in Europe, and an era of less liquidity in the corporate bond market.

Liquidity in the corporate bond sector, in which the fund invests the majority of its fixed income assets, has improved somewhat but remains poor. So long as money keeps flowing into corporate bonds, these inflows will ease pressure on the market-makers for this asset class. A shift in sentiment or cash flows, however, could stress those market-makers and the liquidity of the corporate bond market more broadly. Pending regulations and increased capital requirements are expected to reduce market liquidity and increase transaction costs over time.

The fund’s successes
The bond portion of the fund generated a positive return while also finishing ahead of its high-quality corporate benchmark. Security selection in the credit sector was favorable, especially among industrial issuers; our bond selections in the communication, consumer noncyclical, technology, and transportation subsectors were among the most helpful to relative performance. Our interest rate positioning also served the fund well.

In the equity portfolio, security selection in the information technology, consumer staples, and consumer discretionary sectors contributed the most to relative returns. In information technology, our positions in Analog Devices and Maxim Integrated and our underweight allocation to benchmark laggard Microsoft helped relative results. Both Analog Devices and Maxim Integrated performed strongly as expectations rose that the semiconductor cycle was improving.

Consumer staples holdings H.J. Heinz and Unilever also performed robustly. H.J. Heinz’s stock did well following the company’s announced takeover, while Unilever posted stronger-than-expected results. Within consumer discretionary, Mattel’s shares rose after it reported better-than-expected quarterly revenues and earnings.

The fund’s shortfalls
Our underweight allocation to noncorporate credit hindered the fixed income portfolio’s performance relative to its benchmark. Correspondingly, our holdings of U.S. government bonds and agency mortgage-backed securities (MBS) that are not included in the benchmark—holdings that we use as sources of ready liquidity—also weighed on relative returns.

In the stock portfolio, the energy and health care sectors detracted the most from relative performance. In energy, our position in Royal Dutch Shell, an integrated oil and gas company, hurt relative results. Shares fell after the company reported disappointing fourth-quarter earnings. The weakness was primarily caused by soft North American realizations—an industry measure of sales—in natural gas and heavy oil, plus higher costs. We continue to hold the stock, as we believe the weak realizations are a market issue and should resolve over time. Royal Dutch Shell’s cash-flow performance in 2012 was strong, with $7.7 billion in free cash flow. Our lack of exposure to Marathon Petroleum and Phillips 66, benchmark names that did well, also hurt our relative results in energy.

In health care, our position in Merck detracted the most from relative results. The stock underperformed as investors assessed Merck’s growth outlook given generic competition in Europe for its asthma medication Singulair and development costs for forthcoming drug launches. We retained Merck as it has an attractive valuation, a solid dividend yield, and a diversified pharmaceutical revenue base. Our lack of exposure to several other benchmark standouts, such as Bristol-Myers Squibb and Eli Lilly, also hurt relative results.

The fund’s positioning
We decreased the duration of the bond portfolio and closed the half-year with a neutral relative position. We are inclined to keep duration neutral-to-short versus the benchmark as persistent government involvement in the markets makes outcomes difficult to predict.

We still view the U.S. corporate bond sector favorably, as it has weathered the current economic and business cycles relatively well. As long as investment-grade corporate bond issuers continue to produce good earnings, protect their balance sheets, and maintain ample liquidity, their quality should hold up well over the long term. We expect U.S. banks to keep performing well as their balance sheets mend further and litigation issues are resolved.

We remain largely invested in corporate bonds, though our exposure to that sector decreased somewhat during the half-year. Our allocation to U.S. government securities rose commensurately. This was partly an indirect result of the rising equity market; when the fund’s stocks go up, we rebalance by trimming back equity exposure and redeploying the proceeds to bonds, often—at least initially—via the U.S. Treasury market given its depth and accompanying superior liquidity. Over time, we expect to decrease the fund’s allocation to this liquidity reserve as we find better-yielding buying opportunities in the corporate bond market and other fixed income sectors.

However, we will keep some exposure to Treasuries for the foreseeable future. Treasury bonds, in addition to being extremely liquid, will provide downside protection should the economic cycle take an unfavorable turn.

We also expect to maintain our substantial out-of-benchmark allocation to agency MBS, which offer attractive risk-adjusted yields and much better liquidity than corporate bonds.

Within the equity portfolio, our largest overweight sector allocations are to industrials and financials, and our largest underweight allocations are to consumer staples and utilities. The industrial sector is our largest as of the end of the period.

Significant purchases during the half-year included new stock holdings in Kraft Foods, in consumer staples; WPP Group and Time Warner Cable, in consumer discretionary; and technology company Texas Instruments. We sold our Heinz and Mondele¯z International shares as they reached our target prices. We reduced our holdings in Kimberly-Clark and Maxim Integrated Products as they approached our target prices.

Respectfully,

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Vice President and Equity Portfolio Manager

Wellington Management Company, llp

April 18, 2013

Wellesley Income Fund

Fund Profile
As of March 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWINX	VWIAX
Expense Ratio[1]	0.25%	0.18%
30-Day SEC Yield	2.43%	2.50%

Equity and Portfolio Characteristics
			DJ U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	64	392	3,586
Median Market Cap	$82.4B	$109.9B	$40.0B
Price/Earnings Ratio	15.2x	15.7x	18.1x
Price/Book Ratio	2.4x	2.4x	2.3x
Return on Equity	18.6%	19.0%	16.6%
Earnings Growth Rate	6.4%	4.0%	9.6%
Dividend Yield	3.4%	3.3%	2.0%
Foreign Holdings	6.5%	0.0%	0.0%
Turnover Rate
(Annualized)	28%	—	—
Short-Term Reserves	1.2%	—	—

Fixed Income Characteristics
		Barclays
		Credit
		A or	Barclays
		Better	Aggregate
	Fund	Index	Bond Index
Number of Bonds	696	2,792	8,223
Yield to Maturity
(before expenses)	2.3%	2.2%	1.9%
Average Coupon	3.9%	4.2%	3.5%
Average Duration	6.4 years	6.7 years	5.3 years
Average Effective
Maturity	9.4 years	9.6 years	7.2 years

Total Fund Volatility Measures
		DJ U.S.
		Total
	Wellesley	Market
	Composite	FA
	Index	Index
R-Squared	0.97	0.65
Beta	1.00	0.25

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Johnson & Johnson	Pharmaceuticals	4.8%
Chevron Corp.	Integrated Oil & Gas	4.4
Merck & Co. Inc.	Pharmaceuticals	3.7
Marsh & McLennan Cos.
Inc.	Insurance Brokers	3.6
Royal Dutch Shell plc
Class B	Integrated Oil & Gas	3.2
Pfizer Inc.	Pharmaceuticals	3.1
JPMorgan Chase & Co.	Diversified Financial
	Services	3.0
General Electric Co.	Industrial
	Conglomerates	2.8
Eaton Corp. plc	Capital Goods	2.7
AT&T Inc.	Integrated
	Telecommunication
	Services	2.7
Top Ten		34.0%
Top Ten as % of Total Net Assets		13.3%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 25, 2013, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2013, the annualized expense ratios were 0.25% for Investor Shares and 0.18% for Admiral Shares.

Wellesley Income Fund

Sector Diversification (% of equity exposure)
			DJ U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Consumer
Discretionary	4.7%	6.1%	12.4%
Consumer Staples	14.6	19.7	9.5
Energy	12.3	12.8	10.1
Financials	14.1	10.4	17.3
Health Care	14.4	13.1	12.2
Industrials	15.5	12.6	11.1
Information
Technology	10.4	7.9	17.4
Materials	4.5	4.0	3.8
Telecommunication
Services	3.6	5.3	2.6
Utilities	5.9	8.1	3.6

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	3.1%
Commercial Mortgage-Backed	0.5
Finance	27.3
Foreign	1.6
Government Mortgage-Backed	8.2
Industrial	36.5
Treasury/Agency	11.9
Utilities	5.6
Other	5.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	20.1%
Aaa	4.0
Aa	14.3
A	44.8
Baa	14.1
Not Rated	2.7

For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2002, Through March 31, 2013

Average Annual Total Returns: Periods Ended March 31, 2013
						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1970	10.41%	8.13%	4.29%	3.49%	7.78%
Admiral Shares	5/14/2001	10.49	8.21	4.39	3.49	7.88

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of March 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.250%	10/31/14	616,025	616,314	1.8%
	United States Treasury Note/Bond	2.750%	11/15/42	596,100	553,723	1.6%
	United States Treasury Note/Bond	1.500%	6/30/16	341,500	353,507	1.0%
	United States Treasury Note/Bond	0.250%	11/30/14	278,000	278,131	0.8%
	United States Treasury Note/Bond	0.125%	12/31/14	268,500	268,038	0.8%
	United States Treasury
	Note/Bond	0.250%–0.875%	2/28/15–10/31/17	194,279	195,258	0.6%
					2,264,971	6.6%

Agency Notes †					146,305	0.5%

Conventional Mortgage-Backed Securities
[1,2]	Freddie Mac Gold Pool	4.000%–5.500%	6/1/18–1/1/42	1,040,699	1,126,100	3.3%
2	Ginnie Mae I Pool	4.000%–6.500%	6/15/31–3/15/43	479,605	524,024	1.5%
					1,650,124	4.8%
Nonconventional Mortgage-Backed Securities
[1,2]	Freddie Mac REMICS	3.500%–4.000%	12/15/30–4/15/31	81,301	88,249	0.2%
	Nonconventional Mortgage-
	Backed Securities—Other †				21,595	0.1%
					109,844	0.3%
Total U.S. Government and Agency Obligations (Cost $4,126,431)					4,171,244	12.2%
Asset-Backed/Commercial Mortgage-Backed Securities
[2,3]	Citibank Omni Master Trust
	2009-A17	4.900%	11/15/18	38,000	40,566	0.1%
[2,3]	GE Equipment Small Ticket
	LLC Series 2011-1	1.450%	1/21/18	8,806	8,845	0.0%
3	Asset-Backed/Commercial Mortgage-
	Backed Securities—Other †				580,930	1.7%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $619,736)					630,341	1.8%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
Banking
Bank of America Corp.	3.300%–7.375%	5/15/14–2/7/42	278,610	311,441	0.9%
Bank One Corp.	7.750%	7/15/25	25,000	33,734	0.1%
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	18,348	0.1%
Citigroup Inc.	3.953%–8.500%	1/15/15–1/30/42	342,482	394,637	1.1%
Goldman Sachs Group Inc.	3.625%–7.500%	2/7/16–2/1/41	342,793	395,657	1.1%
JPMorgan Chase & Co.	2.000%–6.300%	9/15/14–1/6/42	309,835	349,928	1.0%
Merrill Lynch & Co. Inc.	5.000%–6.875%	2/3/14–1/29/37	77,000	87,992	0.3%
Wachovia Bank NA	4.800%	11/1/14	19,640	20,888	0.1%
Wachovia Corp.	4.875%–6.605%	2/15/14–10/1/25	58,245	65,628	0.2%
Wells Fargo & Co.	2.625%–5.625%	10/1/14–2/13/23	233,735	254,650	0.7%
Wells Fargo Bank NA	5.950%	8/26/36	25,000	30,753	0.1%
3 Banking—Other †				2,162,276	6.3%
Brokerage †				7,894	0.0%
Finance Companies
General Electric
Capital Corp.	3.100%–6.875%	10/20/16–1/10/39	331,731	387,040	1.1%
Finance Companies—Other †				12,372	0.1%
3 Insurance †				797,746	2.3%
3 Real Estate Investment Trusts †				203,853	0.6%
				5,534,837	16.1%
Industrial
Basic Industry †				174,642	0.5%
Capital Goods
Eaton Corp.	5.300%–6.500%	3/15/17–6/1/25	30,000	35,745	0.1%
General Electric Co.	4.125%	10/9/42	7,940	7,948	0.0%
3 Capital Goods—Other †				493,012	1.5%
Communication
AT&T Inc.	1.400%–6.550%	8/15/15–8/15/41	282,627	311,185	0.9%
BellSouth Corp.	6.000%	11/15/34	34,000	37,805	0.1%
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	33,078	0.1%
3 Communication—Other †				1,366,667	4.0%
3 Consumer Cyclical †				1,297,839	3.8%
Consumer Noncyclical
Bestfoods	6.625%	4/15/28	25,000	34,860	0.1%
Johnson & Johnson	2.150%–6.730%	5/15/16–11/15/23	20,820	27,031	0.1%
Merck & Co. Inc.	3.875%	1/15/21	30,000	33,469	0.1%
Merck Sharp &
Dohme Corp.	5.000%	6/30/19	18,000	21,539	0.1%
Pfizer Inc.	5.350%–6.200%	3/15/15–3/15/19	40,755	49,166	0.1%
Philip Morris
International Inc.	2.500%–4.500%	3/26/20–8/21/42	99,740	103,101	0.3%
Unilever Capital Corp.	4.250%	2/10/21	78,185	89,077	0.2%
Wyeth LLC	5.950%	4/1/37	15,000	19,115	0.1%
3 Zoetis Inc.	3.250%–4.700%	2/1/23–2/1/43	6,950	7,089	0.0%
3 Consumer Noncyclical—Other †				2,053,983	6.0%
Energy
Shell International
Finance BV	2.250%–4.375%	6/28/15–1/6/23	94,785	98,952	0.3%
Texaco Capital Inc.	8.625%	4/1/32	25,000	39,516	0.1%
3 Energy—Other †				400,478	1.2%
3 Other Industrial †				73,484	0.2%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Technology
Microsoft Corp.	3.000%–4.500%	10/1/20–10/1/40	41,710	45,531	0.1%
Technology—Other †				370,921	1.1%
3 Transportation †				190,278	0.5%
				7,415,511	21.6%
Utilities
3 Electric †				1,001,614	2.9%
3 Natural Gas †				125,411	0.4%
				1,127,025	3.3%
Total Corporate Bonds (Cost $12,841,132)				14,077,373	41.0%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $286,530) †				315,326	0.9%
Taxable Municipal Bonds (Cost $900,810) †				1,083,569	3.2%

			Shares
Common Stocks
Consumer Discretionary
Mattel Inc.			3,926,930	171,960	0.5%
WPP plc			9,184,508	146,779	0.4%
Consumer Discretionary—Other †				306,649	0.9%
				625,388	1.8%
Consumer Staples
Philip Morris International Inc.			3,827,540	354,851	1.0%
Kraft Foods Group Inc.			5,353,086	275,845	0.8%
Sysco Corp.			7,391,220	259,949	0.8%
Unilever NV			5,959,210	244,328	0.7%
General Mills Inc.			3,096,700	152,698	0.5%
Procter & Gamble Co.			1,866,390	143,824	0.4%
Altria Group Inc.			3,953,260	135,953	0.4%
Consumer Staples—Other †				383,501	1.1%
				1,950,949	5.7%
Energy
Chevron Corp.			4,978,080	591,496	1.7%
Royal Dutch Shell plc Class B			13,054,243	434,122	1.3%
Exxon Mobil Corp.			3,492,700	314,727	0.9%
ConocoPhillips			3,051,970	183,423	0.5%
Energy—Other †				119,685	0.4%
				1,643,453	4.8%
Financials
Marsh & McLennan Cos. Inc.			12,752,190	484,201	1.4%
JPMorgan Chase & Co.			8,359,700	396,751	1.2%
Wells Fargo & Co.			7,567,662	279,928	0.8%
BlackRock Inc.			1,030,190	264,635	0.8%
M&T Bank Corp.			2,117,340	218,425	0.6%
Financials—Other †				238,541	0.7%
				1,882,481	5.5%
Health Care
Johnson & Johnson			7,930,590	646,581	1.9%
Merck & Co. Inc.			11,154,150	493,348	1.4%
Pfizer Inc.			14,276,850	412,030	1.2%
Roche Holding AG			1,202,433	280,315	0.8%
Health Care—Other †				90,216	0.3%
				1,922,490	5.6%

Wellesley Income Fund

				Market	Percentage
				Value	of Net
			Shares	($000)	Assets
Industrials
General Electric Co.			16,312,800	377,152	1.1%
Eaton Corp. plc			5,937,760	363,688	1.1%
3M Co.			2,873,160	305,446	0.9%
United Technologies Corp.			2,162,600	202,052	0.6%
Illinois Tool Works Inc.			3,021,870	184,153	0.5%
United Parcel Service Inc. Class B			1,980,700	170,142	0.5%
Stanley Black & Decker Inc.			1,796,200	145,438	0.4%
Waste Management Inc.			3,543,380	138,936	0.4%
Industrials—Other †				185,475	0.5%
				2,072,482	6.0%
Information Technology
Analog Devices Inc.			7,309,680	339,827	1.0%
Microsoft Corp.			10,715,060	306,558	0.9%
Intel Corp.			12,231,320	267,254	0.8%
Cisco Systems Inc.			9,099,500	190,271	0.6%
Linear Technology Corp.			3,649,770	140,042	0.4%
Information Technology—Other †				149,467	0.4%
				1,393,419	4.1%
Materials
International Paper Co.			3,599,330	167,657	0.5%
Dow Chemical Co.			4,950,200	157,614	0.4%
EI du Pont de Nemours & Co.			2,857,110	140,456	0.4%
Nucor Corp.			2,978,580	137,461	0.4%
				603,188	1.7%
Telecommunication Services
AT&T Inc.			9,777,905	358,751	1.0%
Vodafone Group plc ADR			4,541,490	129,024	0.4%
				487,775	1.4%
Utilities
Xcel Energy Inc.			6,575,370	195,288	0.6%
National Grid plc			15,392,031	178,853	0.5%
NextEra Energy Inc.			2,012,970	156,368	0.5%
Utilities—Other †				256,941	0.7%
				787,450	2.3%
Total Common Stocks (Cost $9,984,291)				13,369,075	38.9%

	Coupon
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.147%		117,340,300	117,340	0.3%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 3/28/13, Repurchase Value
$29,401,000, collateralized by
U.S. Treasury Note
0.250%, 4/30/14)	0.190%	4/1/13	29,400	29,400	0.1%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Bank of Montreal
(Dated 3/28/13, Repurchase Value
$30,001,000, collateralized by
U.S. Treasury Bill 0.000%, 9/26/13)	0.200%	4/1/13	30,000	30,000	0.1%
Barclays Capital Inc.
(Dated 3/28/13, Repurchase Value
$69,801,000, collateralized by
U.S. Treasury Note 0.375%,
1/15/16)	0.150%	4/1/13	69,800	69,800	0.2%
Deutsche Bank Securities, Inc.
(Dated 3/28/13, Repurchase Value
$3,500,000, collateralized by
Federal National Mortgage Assn.
4.500%, 9/1/41)	0.250%	4/1/13	3,500	3,500	0.0%
HSBC Bank USA
(Dated 3/28/13, Repurchase Value
$6,300,000, collateralized by
Federal Home Loan
Mortgage Corp. 4.500%, 10/1/39)	0.230%	4/1/13	6,300	6,300	0.0%
RBC Capital Markets LLC
(Dated 3/28/13, Repurchase Value
$183,004,000, collateralized by
Federal National Mortgage Assn.
4.000%, 3/1/42–5/1/42)	0.220%	4/1/13	183,000	183,000	0.5%
RBS Securities, Inc. (Dated 3/28/13,
Repurchase Value $19,300,000,
collateralized by U.S. Treasury Note
1.750%, 5/15/22)	0.160%	4/1/13	19,300	19,300	0.1%
TD Securities (USA) LLC
(Dated 3/28/13, Repurchase Value
$65,001,000, collateralized by
Federal National Mortgage Assn.
2.500%–4.000%, 4/1/26–1/1/28)	0.200%	4/1/13	65,000	65,000	0.2%
				406,300	1.2%
Total Temporary Cash Investments (Cost $523,640)				523,640	1.5%
[6]Total Investments (Cost $29,282,570)				34,170,568	99.5%
Other Assets and Liabilities
Other Assets				540,350	1.6%
Liabilities[4]				(380,934)	(1.1%)
				159,416	0.5%
Net Assets				34,329,984	100.0%

Wellesley Income Fund

At March 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	29,174,405
Overdistributed Net Investment Income	(19,054)
Accumulated Net Realized Gains	285,916
Unrealized Appreciation (Depreciation)
Investment Securities	4,887,998
Swap Contracts	664
Foreign Currencies	55
Net Assets	34,329,984

Investor Shares—Net Assets
Applicable to 490,192,065 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,204,966
Net Asset Value Per Share—Investor Shares	$24.90

Admiral Shares—Net Assets
Applicable to 366,804,145 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	22,125,018
Net Asset Value Per Share—Admiral Shares	$60.32

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate value of these securities was $2,442,676,000, representing 7.1% of net assets.
4 Includes $117,340,000 of collateral received for securities on loan.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 The total value of securities on loan is $111,924,000.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Six Months Ended
March 31, 2013
($000)
Investment Income
Income
Dividends[1]	217,699
Interest	323,177
Security Lending	829
Total Income	541,705
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,325
Performance Adjustment	550
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,116
Management and Administrative—Admiral Shares	11,565
Marketing and Distribution—Investor Shares	1,475
Marketing and Distribution—Admiral Shares	1,816
Custodian Fees	158
Shareholders’ Reports—Investor Shares	116
Shareholders’ Reports—Admiral Shares	54
Trustees’ Fees and Expenses	49
Total Expenses	33,224
Net Investment Income	508,481
Realized Net Gain (Loss)
Investment Securities Sold	436,057
Futures Contracts	3,507
Swap Contracts	104
Foreign Currencies	(196)
Realized Net Gain (Loss)	439,472
Change in Unrealized Appreciation (Depreciation)
Investment Securities	593,923
Futures Contracts	(2,265)
Swap Contracts	327
Foreign Currencies	(171)
Change in Unrealized Appreciation (Depreciation)	591,814
Net Increase (Decrease) in Net Assets Resulting from Operations	1,539,767
1 Dividends are net of foreign withholding taxes of $2,647,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	508,481	967,435
Realized Net Gain (Loss)	439,472	672,711
Change in Unrealized Appreciation (Depreciation)	591,814	2,420,331
Net Increase (Decrease) in Net Assets Resulting from Operations	1,539,767	4,060,477
Distributions
Net Investment Income
Investor Shares	(179,459)	(372,194)
Admiral Shares	(329,041)	(597,136)
Realized Capital Gain[1]
Investor Shares	(158,748)	—
Admiral Shares	(282,222)	—
Total Distributions	(949,470)	(969,330)
Capital Share Transactions
Investor Shares	78,981	801,173
Admiral Shares	1,184,066	5,513,170
Net Increase (Decrease) from Capital Share Transactions	1,263,047	6,314,343
Total Increase (Decrease)	1,853,344	9,405,490
Net Assets
Beginning of Period	32,476,640	23,071,150
End of Period[2]	34,329,984	32,476,640

1 Includes fiscal 2013 short-term gain distributions totaling $2,633,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($19,054,000) and ($18,943,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$24.47	$21.82	$21.60	$19.98	$19.60	$22.30
Investment Operations
Net Investment Income	. 374.787		. 819	. 819	. 914	. 981
Net Realized and Unrealized Gain (Loss)
on Investments	.765	2.648	. 224	1.622	.703	(2.421)
Total from Investment Operations	1.139	3.435	1.043	2.441	1.617	(1.440)
Distributions
Dividends from Net Investment Income	(. 374)	(.785)	(. 823)	(. 821)	(. 916)	(1.002)
Distributions from Realized Capital Gains	(. 335)	—	—	—	(. 321)	(. 258)
Total Distributions	(.709)	(.785)	(. 823)	(. 821)	(1.237)	(1.260)
Net Asset Value, End of Period	$24.90	$24.47	$21.82	$21.60	$19.98	$19.60

Total Return[1]	4.74%	15.94%	4.86%	12.45%	9.01%	-6.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $12,205		$11,916	$9,875	$10,061	$8,021	$7,281
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.25%	0.25%	0.28%	0.31%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.06%	3.39%	3.76%	3.99%	5.00%	4.60%
Portfolio Turnover Rate	28%[3]	33%[3]	48%[3]	30%	53%	27%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.01%, 0.01%, and 0.00%.
3 Includes 1%, 26% and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$59.29	$52.86	$52.34	$48.41	$47.48	$54.02
Investment Operations
Net Investment Income	. 928	1.949	2.021	2.019	2.259	2.430
Net Realized and Unrealized Gain (Loss)
on Investments	1.840	6.425	. 528	3.936	1.713	(5.865)
Total from Investment Operations	2.768	8.374	2.549	5.955	3.972	(3.435)
Distributions
Dividends from Net Investment Income	(. 926)	(1.944)	(2.029)	(2.025)	(2.264)	(2.480)
Distributions from Realized Capital Gains	(. 812)	—	—	—	(.778)	(. 625)
Total Distributions	(1.738)	(1.944)	(2.029)	(2.025)	(3.042)	(3.105)
Net Asset Value, End of Period	$60.32	$59.29	$52.86	$52.34	$48.41	$47.48

Total Return[1]	4.76%	16.04%	4.90%	12.54%	9.14%	-6.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,125	$20,561	$13,197	$7,955	$5,774	$5,116
Ratio of Total Expenses to
Average Net Assets[2]	0.18%	0.18%	0.18%	0.21%	0.21%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.13%	3.46%	3.83%	4.06%	5.10%	4.70%
Portfolio Turnover Rate	28%[3]	33%[3]	48%[3]	30%	53%	27%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.01%, 0.01%, and 0.00%.
3 Includes 1%, 26% and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Wellesley Income Fund

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2013, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values.

The fund had no open futures contracts at March 31, 2013.

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit exposure of the fund or to actively overweight or underweight credit exposure to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay amounts due to the fund. Upon a counterparty default, a fund’s risk of loss, or exposure, is the amount of unrealized appreciation on the swap plus the cost of initiating a new swap with a new counterparty. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties to post collateral to secure such exposure. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment

Wellesley Income Fund

amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or posted is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended March 31, 2013, the fund’s average amounts of credit protection sold represented less than 1% of net assets, based on quarterly average notional amounts.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

7. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and for the period ended March 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Wellesley Income Fund

10. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the six months ended March 31, 2013, the investment advisory fee represented an effective annual basic rate of 0.04% of the fund’s average net assets before an increase of $550,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2013, the fund had contributed capital of $4,329,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.73% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellesley Income Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,171,244	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	630,341	—
Corporate Bonds	—	14,077,373	—
Sovereign Bonds	—	315,326	—
Taxable Municipal Bonds	—	1,083,569	—
Common Stocks	11,961,947	1,407,128	—
Temporary Cash Investments	117,340	406,300	—
Swap Contracts—Assets	—	664	—
Total	12,079,287	22,091,945	—

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2013, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	3,507	—	3,507
Swap Contracts	—	104	104
Realized Net Gain (Loss) on Derivatives	3,507	104	3,611

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,265)	—	(2,265)
Swap Contracts	—	327	327
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,265)	327	(1,938)

At March 31, 2013, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining	Periodic
				Up-Front Fee	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
Metlife Inc./A3	9/20/17	DBAG	9,200	702	1.000	664
1 DBAG—Deutsche Bank AG.

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

Wellesley Income Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2013, the fund realized net foreign currency losses of $196,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $104,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund had realized losses totaling $92,851,000 through September 30, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At March 31, 2013, the cost of investment securities for tax purposes was $29,375,421,000. Net unrealized appreciation of investment securities for tax purposes was $4,795,147,000, consisting of unrealized gains of $4,822,854,000 on securities that had risen in value since their purchase and $27,707,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2013, the fund purchased $2,225,107,000 of investment securities and sold $1,702,381,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,971,376,000 and $2,803,788,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2013		September 30, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,650,256	67,266	4,311,330	184,206
Issued in Lieu of Cash Distributions	315,052	12,964	342,836	14,584
Redeemed	(1,886,327)	(76,931)	(3,852,993)	(164,463)
Net Increase (Decrease) —Investor Shares	78,981	3,299	801,173	34,327
Admiral Shares
Issued	2,660,638	44,781	6,685,236	117,817
Issued in Lieu of Cash Distributions	540,385	9,178	513,979	9,005
Redeemed	(2,016,957)	(33,964)	(1,686,045)	(29,664)
Net Increase (Decrease) —Admiral Shares	1,184,066	19,995	5,513,170	97,158

I. In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	9/30/2012	3/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,047.42	$1.28
Admiral Shares	1,000.00	1,047.57	0.92
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.68	$1.26
Admiral Shares	1,000.00	1,024.03	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Valley Forge, PA 19482-2600
P.O. Box 2600
Connect with Vanguard® > vanguard.com
CFA® is a trademark owned by CFA Institute.

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q272 052013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (12.2%)
U.S. Government Securities (6.6%)
	United States Treasury Note/Bond	0.250%	10/31/14	616,025	616,314
	United States Treasury Note/Bond	0.250%	11/30/14	278,000	278,131
	United States Treasury Note/Bond	0.125%	12/31/14	268,500	268,038
	United States Treasury Note/Bond	0.250%	2/28/15	29,300	29,305
	United States Treasury Note/Bond	1.500%	6/30/16	341,500	353,507
	United States Treasury Note/Bond	0.875%	1/31/17	44,979	45,577
	United States Treasury Note/Bond	0.750%	10/31/17	120,000	120,376
	United States Treasury Note/Bond	2.750%	11/15/42	596,100	553,723
					2,264,971
Agency Bonds and Notes (0.5%)
	Egypt Government AID Bonds	4.450%	9/15/15	22,500	24,695
	Private Export Funding Corp.	2.250%	12/15/17	57,055	60,606
1	Tennessee Valley Authority	4.375%	6/15/15	35,000	38,131
1	Tennessee Valley Authority	4.625%	9/15/60	19,800	22,873
					146,305
Conventional Mortgage-Backed Securities (4.8%)
2,3	Freddie Mac Gold Pool	4.000%	6/1/18–1/1/42	9	10
2,3	Freddie Mac Gold Pool	5.000%	5/1/30–8/1/41	477,563	514,731
2,3	Freddie Mac Gold Pool	5.500%	2/1/19–9/1/40	563,127	611,359
3	Ginnie Mae I Pool	4.000%	3/15/39–3/15/43	469,000	511,892
3	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	118	132
3	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	10,487	12,000
					1,650,124
Nonconventional Mortgage-Backed Securities (0.3%)
2,3	Fannie Mae REMICS	3.500%	4/25/31	6,910	7,161
2,3	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	14,434
2,3	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,246
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	77,206	84,003
					109,844
Total U.S. Government and Agency Obligations (Cost $4,126,431)					4,171,244
Asset-Backed/Commercial Mortgage-Backed Securities (1.8%)
3	Ally Auto Receivables Trust 2010-4	1.350%	12/15/15	8,860	8,928
3,4	Ally Master Owner Trust	2.880%	4/15/15	38,668	38,702
3	Ally Master Owner Trust	2.150%	1/15/16	63,305	63,674
3	Ally Master Owner Trust	1.720%	7/15/19	25,000	25,657
3	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	95,780	96,186
3	AmeriCredit Automobile Receivables Trust 2010-3	2.040%	9/8/15	7,450	7,579
3	AmeriCredit Automobile Receivables Trust 2010-3	3.340%	4/8/16	6,050	6,372
3	AmeriCredit Automobile Receivables Trust 2011-1	2.190%	2/8/16	4,760	4,832
3	AmeriCredit Automobile Receivables Trust 2011-3	1.170%	1/8/16	6,520	6,546
3	AmeriCredit Automobile Receivables Trust 2011-3	2.280%	6/8/16	10,000	10,207
3,4	Avis Budget Rental Car Funding AESOP LLC	2.090%	4/20/15	39,465	39,976
3,4	Avis Budget Rental Car Funding AESOP LLC	3.150%	3/20/17	8,000	8,329
3,4	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	38,000	40,566
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	16,636
3,4	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.200%	2/15/17	7,000	7,455
3	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	27,005	27,980
3,4	GE Equipment Small Ticket LLC Series 2011-1	1.450%	1/21/18	8,806	8,845
3,4	Hertz Vehicle Financing LLC	2.600%	2/25/15	13,500	13,675
3,4	Hertz Vehicle Financing LLC	2.200%	3/25/16	28,910	29,653
3,4	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	28,680	30,785
3,4	HLSS Servicer Advance Receivables Backed Notes	1.495%	1/16/46	7,065	7,107
3,4	HLSS Servicer Advance Receivables Backed Notes	2.289%	1/15/48	10,350	10,590
3,4	Huntington Auto Trust 2011-1	1.010%	1/15/16	16,681	16,752

1

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,4	Hyundai Auto Lease Securitization Trust 2011-A	1.020%	8/15/14	11,526	11,553
3	Nissan Auto Lease Trust 2011-A	1.040%	8/15/14	36,419	36,517
3,4	OBP Depositor LLC Trust	4.646%	7/15/45	23,260	26,647
3,4	Santander Drive Auto Receivables Trust 2011-S2	2.390%	6/15/17	5,470	5,533
3	Santander Drive Auto Receivables Trust 2012-5	0.830%	12/15/16	6,365	6,382
3	World Omni Automobile Lease Securitization Trust
	2011-A	1.490%	10/15/14	16,602	16,677
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $619,736)					630,341
Corporate Bonds (41.0%)
Finance (16.1%)
	Banking (12.0%)
	American Express Co.	7.250%	5/20/14	17,000	18,253
	American Express Co.	5.500%	9/12/16	25,000	28,615
	American Express Co.	6.150%	8/28/17	35,000	41,887
	American Express Credit Corp.	2.750%	9/15/15	56,365	58,954
	American Express Credit Corp.	2.800%	9/19/16	13,635	14,449
	American Express Credit Corp.	2.375%	3/24/17	35,650	37,328
	Bank of America Corp.	7.375%	5/15/14	12,590	13,474
	Bank of America Corp.	5.375%	6/15/14	25,525	26,793
	Bank of America Corp.	3.625%	3/17/16	10,000	10,610
	Bank of America Corp.	3.750%	7/12/16	28,940	30,757
	Bank of America Corp.	5.625%	10/14/16	22,500	25,326
	Bank of America Corp.	5.650%	5/1/18	60,090	69,590
	Bank of America Corp.	5.625%	7/1/20	25,000	29,154
	Bank of America Corp.	5.875%	1/5/21	10,285	12,122
	Bank of America Corp.	5.000%	5/13/21	35,910	39,924
	Bank of America Corp.	5.700%	1/24/22	26,000	30,538
	Bank of America Corp.	3.300%	1/11/23	13,000	12,764
	Bank of America Corp.	5.875%	2/7/42	8,770	10,389
	Bank of Montreal	2.500%	1/11/17	71,580	75,002
	Bank of New York Mellon Corp.	2.950%	6/18/15	14,750	15,483
	Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	59,749
	Bank of Nova Scotia	3.400%	1/22/15	47,000	49,327
	Bank of Nova Scotia	2.550%	1/12/17	31,000	32,575
	Bank One Corp.	7.750%	7/15/25	25,000	33,734
	Barclays Bank plc	2.375%	1/13/14	27,000	27,377
	Barclays Bank plc	5.000%	9/22/16	12,865	14,478
	Barclays Bank plc	6.750%	5/22/19	18,605	23,220
	Barclays Bank plc	5.125%	1/8/20	20,000	23,112
	BB&T Corp.	1.600%	8/15/17	19,775	19,950
	BB&T Corp.	5.250%	11/1/19	19,000	22,138
	Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	18,348
	BNP Paribas SA	3.250%	3/11/15	34,770	36,144
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	41,000	42,828
	Capital One Financial Corp.	7.375%	5/23/14	18,335	19,692
	Capital One Financial Corp.	2.150%	3/23/15	24,030	24,587
	Capital One Financial Corp.	3.150%	7/15/16	6,787	7,210
	Capital One Financial Corp.	4.750%	7/15/21	36,165	40,887
	Citigroup Inc.	6.010%	1/15/15	15,000	16,246
	Citigroup Inc.	4.750%	5/19/15	14,725	15,778
	Citigroup Inc.	4.587%	12/15/15	15,410	16,712
	Citigroup Inc.	3.953%	6/15/16	41,322	44,533
	Citigroup Inc.	4.450%	1/10/17	7,075	7,782
	Citigroup Inc.	6.125%	11/21/17	18,000	21,296
	Citigroup Inc.	6.125%	5/15/18	8,500	10,160
	Citigroup Inc.	8.500%	5/22/19	28,000	37,331
	Citigroup Inc.	5.375%	8/9/20	72,645	84,989
	Citigroup Inc.	4.500%	1/14/22	21,965	24,418
	Citigroup Inc.	6.625%	6/15/32	9,000	10,680
	Citigroup Inc.	6.000%	10/31/33	15,000	16,668
	Citigroup Inc.	5.850%	12/11/34	15,000	17,511
	Citigroup Inc.	6.125%	8/25/36	50,000	56,735

2

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	8.125%	7/15/39	3,380	4,935
Citigroup Inc.	5.875%	1/30/42	7,460	8,863
Comerica Inc.	3.000%	9/16/15	3,065	3,222
4 Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	28,000	29,129
4 Credit Agricole SA	3.500%	4/13/15	28,000	29,125
Credit Suisse	2.200%	1/14/14	32,000	32,410
Credit Suisse	3.500%	3/23/15	22,970	24,180
Credit Suisse	5.300%	8/13/19	9,000	10,618
Credit Suisse	4.375%	8/5/20	25,000	28,124
Credit Suisse USA Inc.	5.125%	1/15/14	23,825	24,656
Credit Suisse USA Inc.	4.875%	1/15/15	5,430	5,827
Deutsche Bank AG	4.875%	5/20/13	30,000	30,172
Deutsche Bank AG	3.450%	3/30/15	44,000	46,289
Goldman Sachs Group Inc.	3.625%	2/7/16	5,975	6,346
Goldman Sachs Group Inc.	6.250%	9/1/17	64,073	74,952
Goldman Sachs Group Inc.	5.950%	1/18/18	24,190	28,137
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	26,028
Goldman Sachs Group Inc.	6.000%	6/15/20	20,000	23,434
Goldman Sachs Group Inc.	5.250%	7/27/21	52,165	59,142
Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	77,840
Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	7,724
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	22,841
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	26,920
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	42,293
4 HSBC Bank plc	2.000%	1/19/14	11,000	11,066
4 HSBC Bank plc	3.500%	6/28/15	30,000	31,737
4 HSBC Bank plc	4.750%	1/19/21	42,960	49,208
HSBC Bank USA NA	4.625%	4/1/14	13,100	13,596
HSBC Bank USA NA	5.875%	11/1/34	21,000	24,262
HSBC Holdings plc	4.000%	3/30/22	10,870	11,703
HSBC Holdings plc	7.625%	5/17/32	15,800	20,939
HSBC Holdings plc	6.500%	5/2/36	22,000	27,009
HSBC Holdings plc	6.100%	1/14/42	58,000	74,295
HSBC USA Inc.	1.625%	1/16/18	35,910	35,802
4 ING Bank NV	2.000%	10/18/13	34,000	34,188
4 ING Bank NV	3.750%	3/7/17	35,000	37,480
JPMorgan Chase & Co.	5.125%	9/15/14	5,625	5,959
JPMorgan Chase & Co.	3.450%	3/1/16	13,000	13,816
JPMorgan Chase & Co.	3.150%	7/5/16	22,000	23,330
JPMorgan Chase & Co.	2.000%	8/15/17	35,000	35,707
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	83,197
JPMorgan Chase & Co.	4.625%	5/10/21	14,000	15,657
JPMorgan Chase & Co.	4.350%	8/15/21	33,285	36,742
JPMorgan Chase & Co.	4.500%	1/24/22	10,000	11,120
JPMorgan Chase & Co.	3.250%	9/23/22	22,380	22,343
JPMorgan Chase & Co.	5.600%	7/15/41	70,000	83,391
JPMorgan Chase & Co.	5.400%	1/6/42	16,235	18,666
4 Lloyds TSB Bank plc	4.375%	1/12/15	14,665	15,457
Mellon Funding Corp.	5.000%	12/1/14	12,000	12,794
Merrill Lynch & Co. Inc.	5.000%	2/3/14	15,000	15,521
Merrill Lynch & Co. Inc.	6.875%	4/25/18	32,000	38,633
Merrill Lynch & Co. Inc.	6.110%	1/29/37	30,000	33,838
Morgan Stanley	6.000%	5/13/14	20,894	22,006
Morgan Stanley	4.000%	7/24/15	32,000	33,742
Morgan Stanley	3.800%	4/29/16	9,470	10,046
Morgan Stanley	5.450%	1/9/17	15,000	16,799
Morgan Stanley	5.950%	12/28/17	10,000	11,585
Morgan Stanley	6.625%	4/1/18	15,000	17,911
Morgan Stanley	7.300%	5/13/19	53,955	66,648
Morgan Stanley	5.500%	7/24/20	15,000	17,231
Morgan Stanley	5.750%	1/25/21	13,900	16,051
Morgan Stanley	7.250%	4/1/32	51,100	66,441
National City Bank	5.800%	6/7/17	50,000	58,584
4 Nordea Bank AB	2.125%	1/14/14	33,000	33,364

3

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Nordea Bank AB	3.700%	11/13/14	12,155	12,732
Northern Trust Corp.	3.450%	11/4/20	10,285	11,133
PNC Bank NA	5.250%	1/15/17	16,000	18,224
3 PNC Financial Services Group Inc.	8.250%	5/29/49	12,000	12,060
PNC Funding Corp.	4.250%	9/21/15	5,765	6,257
4 Standard Chartered plc	3.850%	4/27/15	8,525	8,959
State Street Corp.	5.375%	4/30/17	55,500	64,375
4 Svenska Handelsbanken AB	4.875%	6/10/14	29,000	30,324
Svenska Handelsbanken AB	2.875%	4/4/17	57,000	60,170
Toronto-Dominion Bank	2.375%	10/19/16	15,000	15,719
UBS AG	3.875%	1/15/15	15,107	15,902
UBS AG	4.875%	8/4/20	45,000	51,827
US Bancorp	2.875%	11/20/14	17,000	17,666
US Bancorp	2.200%	11/15/16	30,010	31,266
US Bancorp	1.650%	5/15/17	25,000	25,501
US Bank NA	4.950%	10/30/14	12,400	13,220
Wachovia Bank NA	4.800%	11/1/14	19,640	20,888
Wachovia Corp.	4.875%	2/15/14	19,250	19,941
Wachovia Corp.	5.250%	8/1/14	14,495	15,337
Wachovia Corp.	5.750%	2/1/18	9,500	11,300
Wachovia Corp.	6.605%	10/1/25	15,000	19,050
Wells Fargo & Co.	3.750%	10/1/14	20,000	20,935
Wells Fargo & Co.	3.625%	4/15/15	11,400	12,031
Wells Fargo & Co.	3.676%	6/15/16	17,000	18,363
Wells Fargo & Co.	2.625%	12/15/16	20,000	21,029
Wells Fargo & Co.	5.625%	12/11/17	47,000	55,371
Wells Fargo & Co.	4.600%	4/1/21	40,000	45,523
Wells Fargo & Co.	3.500%	3/8/22	61,300	64,222
Wells Fargo & Co.	3.450%	2/13/23	17,035	17,176
Wells Fargo Bank NA	5.950%	8/26/36	25,000	30,753
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,894

Finance Companies (1.2%)
General Electric Capital Corp.	5.375%	10/20/16	5,700	6,497
General Electric Capital Corp.	5.625%	5/1/18	10,000	11,843
General Electric Capital Corp.	5.300%	2/11/21	6,305	7,222
General Electric Capital Corp.	4.650%	10/17/21	65,000	72,764
General Electric Capital Corp.	3.150%	9/7/22	43,246	42,861
General Electric Capital Corp.	3.100%	1/9/23	7,785	7,687
General Electric Capital Corp.	6.750%	3/15/32	75,000	95,252
General Electric Capital Corp.	5.875%	1/14/38	85,695	99,375
General Electric Capital Corp.	6.875%	1/10/39	33,000	43,539
HSBC Finance Corp.	4.750%	7/15/13	12,225	12,372
Insurance (2.3%)
ACE INA Holdings Inc.	2.600%	11/23/15	24,000	25,170
ACE INA Holdings Inc.	5.700%	2/15/17	15,000	17,536
ACE INA Holdings Inc.	5.900%	6/15/19	15,000	18,672
Aetna Inc.	1.750%	5/15/17	2,966	3,019
Aetna Inc.	6.500%	9/15/18	5,395	6,671
Allstate Corp.	7.500%	6/15/13	20,000	20,287
Allstate Corp.	6.200%	5/16/14	7,000	7,429
Allstate Corp.	7.450%	5/16/19	10,000	13,158
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	38,228
Cigna Corp.	2.750%	11/15/16	13,365	14,170
Genworth Global Funding Trusts	5.750%	5/15/13	10,000	10,053
4 Genworth Life Institutional Funding Trust	5.875%	5/3/13	12,000	12,044
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	19,013
4 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	28,491
4 MassMutual Global Funding II	2.875%	4/21/14	3,878	3,971
MetLife Inc.	4.125%	8/13/42	5,300	5,003
4 Metropolitan Life Global Funding I	5.125%	4/10/13	25,000	25,023
4 Metropolitan Life Global Funding I	5.125%	6/10/14	15,000	15,775

4

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Metropolitan Life Global Funding I	2.000%	1/9/15	37,000	37,783
4 Metropolitan Life Global Funding I	1.500%	1/10/18	35,550	35,566
4 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	34,770
4 New York Life Global Funding	1.650%	5/15/17	53,000	54,040
4 New York Life Insurance Co.	5.875%	5/15/33	44,785	54,562
Prudential Financial Inc.	5.100%	9/20/14	12,000	12,751
Prudential Financial Inc.	4.750%	6/13/15	21,000	22,709
Prudential Financial Inc.	3.000%	5/12/16	3,550	3,762
Prudential Financial Inc.	4.500%	11/15/20	24,055	27,034
Travelers Cos. Inc.	5.800%	5/15/18	8,690	10,571
Travelers Cos. Inc.	5.900%	6/2/19	9,400	11,688
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	26,641
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,459
UnitedHealth Group Inc.	2.875%	3/15/22	1,665	1,686
UnitedHealth Group Inc.	2.875%	3/15/23	12,000	11,957
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	26,049
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	37,223
UnitedHealth Group Inc.	4.250%	3/15/43	31,000	30,501
WellPoint Inc.	4.350%	8/15/20	25,635	28,442
WellPoint Inc.	3.125%	5/15/22	30,450	30,629
WellPoint Inc.	3.300%	1/15/23	8,096	8,210
Real Estate Investment Trusts (0.6%)
Duke Realty LP	6.500%	1/15/18	5,170	6,130
HCP Inc.	6.000%	1/30/17	20,000	23,139
Liberty Property LP	6.625%	10/1/17	10,096	12,017
Realty Income Corp.	5.950%	9/15/16	9,940	11,441
Realty Income Corp.	5.750%	1/15/21	8,675	10,125
Simon Property Group LP	5.100%	6/15/15	16,000	17,474
Simon Property Group LP	5.250%	12/1/16	5,000	5,710
Simon Property Group LP	5.875%	3/1/17	15,000	17,438
Simon Property Group LP	6.125%	5/30/18	6,625	8,115
Simon Property Group LP	4.375%	3/1/21	22,000	24,614
Simon Property Group LP	4.125%	12/1/21	12,946	14,312
4 WEA Finance LLC	7.125%	4/15/18	21,425	26,472
4 WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	25,000	26,866
				5,534,837
Industrial (21.6%)
Basic Industry (0.5%)
Agrium Inc.	6.125%	1/15/41	6,055	6,818
EI du Pont de Nemours & Co.	2.750%	4/1/16	23,000	24,405
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	18,361
Rio Tinto Alcan Inc.	4.500%	5/15/13	22,300	22,405
Rio Tinto Finance USA plc	2.000%	3/22/17	18,285	18,736
Rio Tinto Finance USA plc	1.625%	8/21/17	38,000	38,249
Rio Tinto Finance USA plc	3.500%	3/22/22	34,000	35,164
Rio Tinto Finance USA plc	4.750%	3/22/42	10,000	10,504
Capital Goods (1.6%)
3M Co.	6.375%	2/15/28	20,825	28,898
Boeing Co.	3.750%	11/20/16	23,500	25,732
Caterpillar Financial Services Corp.	1.375%	5/20/14	19,745	19,966
Caterpillar Financial Services Corp.	2.750%	6/24/15	7,500	7,852
Caterpillar Inc.	3.900%	5/27/21	32,880	36,467
Caterpillar Inc.	2.600%	6/26/22	9,575	9,656
Caterpillar Inc.	3.803%	8/15/42	20,469	19,348
Deere & Co.	4.375%	10/16/19	13,090	15,283
Dover Corp.	4.875%	10/15/15	10,000	11,064
Eaton Corp.	5.300%	3/15/17	20,000	22,945
Eaton Corp.	6.500%	6/1/25	10,000	12,800
General Dynamics Corp.	3.875%	7/15/21	9,950	11,049
General Electric Co.	4.125%	10/9/42	7,940	7,948
Honeywell International Inc.	4.250%	3/1/21	29,484	33,988
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	7,000	7,141
John Deere Capital Corp.	2.950%	3/9/15	6,595	6,897

5

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	2.000%	1/13/17	53,000	54,900
John Deere Capital Corp.	1.700%	1/15/20	7,545	7,434
John Deere Capital Corp.	3.150%	10/15/21	21,251	22,423
Lockheed Martin Corp.	2.125%	9/15/16	6,700	6,935
Raytheon Co.	3.125%	10/15/20	10,000	10,574
4 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	52,812
United Technologies Corp.	4.875%	5/1/15	10,105	11,026
United Technologies Corp.	1.800%	6/1/17	13,070	13,495
United Technologies Corp.	4.500%	4/15/20	24,170	28,035
United Technologies Corp.	3.100%	6/1/22	10,095	10,565
United Technologies Corp.	4.500%	6/1/42	38,885	41,472
Communication (5.1%)
America Movil SAB de CV	3.125%	7/16/22	57,330	56,195
America Movil SAB de CV	6.125%	3/30/40	10,000	11,700
America Movil SAB de CV	4.375%	7/16/42	17,680	16,459
4 American Tower Trust I	1.551%	3/15/18	13,530	13,591
AT&T Inc.	2.500%	8/15/15	21,000	21,813
AT&T Inc.	2.950%	5/15/16	48,790	51,509
AT&T Inc.	1.600%	2/15/17	20,000	20,271
AT&T Inc.	1.400%	12/1/17	20,000	19,884
AT&T Inc.	3.875%	8/15/21	40,000	43,227
AT&T Inc.	3.000%	2/15/22	10,000	10,096
AT&T Inc.	6.500%	9/1/37	50,000	61,676
AT&T Inc.	6.300%	1/15/38	2,863	3,441
AT&T Inc.	6.400%	5/15/38	5,000	6,105
AT&T Inc.	6.550%	2/15/39	19,580	24,233
AT&T Inc.	5.350%	9/1/40	33,257	35,624
AT&T Inc.	5.550%	8/15/41	12,137	13,306
BellSouth Corp.	6.000%	11/15/34	34,000	37,805
CBS Corp.	5.750%	4/15/20	3,995	4,715
CBS Corp.	4.300%	2/15/21	36,710	39,949
CBS Corp.	3.375%	3/1/22	6,930	7,066
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	12,500	16,608
Comcast Corp.	4.250%	1/15/33	15,060	15,141
Comcast Corp.	6.450%	3/15/37	20,000	25,373
Comcast Corp.	6.950%	8/15/37	45,000	60,159
Comcast Corp.	4.500%	1/15/43	20,000	20,198
4 COX Communications Inc.	5.875%	12/1/16	40,000	46,456
4 COX Communications Inc.	4.700%	12/15/42	5,250	5,192
4 Deutsche Telekom International Finance BV	2.250%	3/6/17	14,240	14,614
Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	42,310
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	11,000	11,556
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	16,655	16,488
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	20,000	22,944
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	4,900	5,324
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,000	11,138
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	11,000	11,268
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	8,000	8,539
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	24,895	27,908
Discovery Communications LLC	5.625%	8/15/19	7,635	9,070
Discovery Communications LLC	5.050%	6/1/20	13,365	15,453
Discovery Communications LLC	3.250%	4/1/23	4,465	4,526
Discovery Communications LLC	4.950%	5/15/42	3,205	3,316
Discovery Communications LLC	4.875%	4/1/43	6,780	6,915
France Telecom SA	8.500%	3/1/31	40,000	57,222
Grupo Televisa SAB	6.625%	1/15/40	13,805	16,851
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	33,078
4 NBCUniversal Enterprise Inc.	1.662%	4/15/18	47,135	47,343
4 NBCUniversal Enterprise Inc.	1.974%	4/15/19	84,070	84,660
NBCUniversal Media LLC	4.375%	4/1/21	26,000	29,231
News America Inc.	4.500%	2/15/21	4,650	5,253
News America Inc.	6.200%	12/15/34	11,000	13,029
News America Inc.	6.150%	3/1/37	12,668	14,944

6

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	News America Inc.	6.650%	11/15/37	5,320	6,599
	News America Inc.	6.150%	2/15/41	7,985	9,549
4	SBA Tower Trust	4.254%	4/15/15	16,640	17,609
4	SBA Tower Trust	2.933%	12/15/17	28,850	30,283
	Telefonica Emisiones SAU	3.992%	2/16/16	24,850	25,910
	Time Warner Cable Inc.	5.850%	5/1/17	70,000	81,336
	Time Warner Cable Inc.	4.500%	9/15/42	8,725	7,920
	Verizon Communications Inc.	3.000%	4/1/16	10,000	10,587
	Verizon Communications Inc.	5.500%	4/1/17	35,000	40,571
	Verizon Communications Inc.	6.100%	4/15/18	11,000	13,272
	Verizon Communications Inc.	3.500%	11/1/21	78,905	81,948
	Verizon Communications Inc.	6.400%	2/15/38	23,000	27,828
	Verizon Communications Inc.	4.750%	11/1/41	28,730	28,217
	Verizon New Jersey Inc.	8.000%	6/1/22	14,585	19,531
	Verizon Virginia Inc.	7.875%	1/15/22	16,000	21,186
	Vodafone Group plc	2.875%	3/16/16	34,000	35,773
	Vodafone Group plc	1.250%	9/26/17	37,000	36,649
	Vodafone Group plc	5.450%	6/10/19	26,000	30,862
	Vodafone Group plc	2.500%	9/26/22	23,185	22,333
	Consumer Cyclical (3.8%)
	Amazon.com Inc.	2.500%	11/29/22	31,600	30,576
4	American Honda Finance Corp.	6.700%	10/1/13	25,000	25,766
4	American Honda Finance Corp.	2.500%	9/21/15	25,000	25,991
4	American Honda Finance Corp.	1.500%	9/11/17	15,750	15,878
4	American Honda Finance Corp.	1.600%	2/16/18	14,340	14,515
	AutoZone Inc.	4.000%	11/15/20	25,000	26,778
	AutoZone Inc.	3.700%	4/15/22	12,752	13,198
	CVS Caremark Corp.	5.750%	6/1/17	12,176	14,423
	CVS Caremark Corp.	2.750%	12/1/22	20,000	19,731
3,4	CVS Pass-Through Trust	5.926%	1/10/34	16,060	19,007
	Daimler Finance North America LLC	6.500%	11/15/13	11,845	12,279
4	Daimler Finance North America LLC	3.000%	3/28/16	6,500	6,827
4	Daimler Finance North America LLC	2.625%	9/15/16	44,000	45,872
4	Daimler Finance North America LLC	2.250%	7/31/19	55,275	55,498
	eBay Inc.	1.350%	7/15/17	10,960	11,079
	eBay Inc.	2.600%	7/15/22	17,530	17,434
4	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	12,122	12,555
	Home Depot Inc.	5.400%	3/1/16	5,000	5,668
	Home Depot Inc.	3.950%	9/15/20	5,500	6,178
	Home Depot Inc.	4.400%	4/1/21	12,300	14,166
4	Hyundai Capital America	1.625%	10/2/15	13,520	13,598
	Johnson Controls Inc.	5.000%	3/30/20	29,000	33,064
	Johnson Controls Inc.	3.750%	12/1/21	25,000	26,616
	Lowe's Cos. Inc.	5.000%	10/15/15	20,000	22,220
	Lowe's Cos. Inc.	2.125%	4/15/16	26,665	27,793
	Lowe's Cos. Inc.	6.650%	9/15/37	5,000	6,540
	Lowe's Cos. Inc.	5.800%	4/15/40	10,280	12,377
	McDonald's Corp.	1.875%	5/29/19	6,180	6,305
	McDonald's Corp.	3.500%	7/15/20	21,760	24,044
	McDonald's Corp.	2.625%	1/15/22	10,175	10,366
4	Nissan Motor Acceptance Corp.	1.950%	9/12/17	42,355	43,079
4	Nissan Motor Acceptance Corp.	1.800%	3/15/18	38,400	38,508
	PACCAR Financial Corp.	1.600%	3/15/17	34,687	35,342
	Target Corp.	5.375%	5/1/17	5,000	5,854
	Target Corp.	6.000%	1/15/18	16,500	20,110
	Target Corp.	2.900%	1/15/22	24,000	24,847
	Target Corp.	7.000%	1/15/38	17,500	25,281
	Time Warner Inc.	5.875%	11/15/16	39,000	45,355
	Time Warner Inc.	4.750%	3/29/21	13,000	14,733
	Time Warner Inc.	6.250%	3/29/41	8,000	9,418
	Toyota Motor Credit Corp.	2.800%	1/11/16	29,762	31,409
	Toyota Motor Credit Corp.	2.050%	1/12/17	26,000	26,920
	Toyota Motor Credit Corp.	1.750%	5/22/17	22,000	22,442

7

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Toyota Motor Credit Corp.	1.250%	10/5/17	34,150	34,090
Viacom Inc.	6.250%	4/30/16	20,000	22,973
Viacom Inc.	5.625%	9/15/19	10,000	11,956
Viacom Inc.	3.875%	12/15/21	9,815	10,530
Viacom Inc.	4.875%	6/15/43	18,630	18,825
4 Volkswagen International Finance NV	1.625%	8/12/13	24,220	24,278
4 Volkswagen International Finance NV	1.625%	3/22/15	50,000	50,705
Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	82,843
Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,808
Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	17,221
Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	66,260
Walt Disney Co.	5.625%	9/15/16	20,000	23,221
Western Union Co.	5.930%	10/1/16	7,675	8,489
Consumer Noncyclical (7.1%)
4 AbbVie Inc.	1.750%	11/6/17	28,485	28,953
4 AbbVie Inc.	2.000%	11/6/18	34,395	34,851
Altria Group Inc.	4.750%	5/5/21	40,806	46,160
Altria Group Inc.	2.850%	8/9/22	13,000	12,741
Amgen Inc.	2.300%	6/15/16	11,460	11,904
Amgen Inc.	5.150%	11/15/41	31,000	33,457
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	6,635	8,730
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	10,760
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	75,000	90,257
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	7,000	8,009
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	35,200	34,548
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	6,610	6,211
AstraZeneca plc	5.900%	9/15/17	50,000	60,080
AstraZeneca plc	1.950%	9/18/19	40,325	40,786
4 BAT International Finance plc	3.250%	6/7/22	50,880	52,594
Baxter International Inc.	2.400%	8/15/22	34,155	33,599
Becton Dickinson & Co.	1.750%	11/8/16	19,145	19,702
Bestfoods	6.625%	4/15/28	25,000	34,860
Cardinal Health Inc.	5.850%	12/15/17	4,000	4,755
Cardinal Health Inc.	1.700%	3/15/18	2,401	2,389
Cardinal Health Inc.	3.200%	3/15/23	11,650	11,545
4 Cargill Inc.	6.000%	11/27/17	7,000	8,378
4 Cargill Inc.	6.125%	9/15/36	22,000	26,616
4 Cargill Inc.	6.625%	9/15/37	42,830	55,964
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,935	1,966
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	5,450	5,529
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	36,775	36,977
Coca-Cola Co.	1.800%	9/1/16	8,098	8,374
Coca-Cola Co.	5.350%	11/15/17	50,000	59,341
Coca-Cola Enterprises Inc.	2.125%	9/15/15	5,000	5,148
Coca-Cola Enterprises Inc.	2.000%	8/19/16	13,955	14,372
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,854
Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	16,708
Colgate-Palmolive Co.	2.950%	11/1/20	25,000	26,632
ConAgra Foods Inc.	1.900%	1/25/18	8,125	8,207
ConAgra Foods Inc.	3.200%	1/25/23	6,990	6,974
Diageo Capital plc	5.500%	9/30/16	11,066	12,679
Diageo Investment Corp.	2.875%	5/11/22	17,245	17,472
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	7,406	7,815
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	6,850	6,723
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	6,900	6,838
Eli Lilly & Co.	5.500%	3/15/27	20,000	25,280
Express Scripts Holding Co.	3.500%	11/15/16	46,000	49,571
Express Scripts Holding Co.	2.650%	2/15/17	12,371	12,956
Express Scripts Holding Co.	4.750%	11/15/21	10,000	11,347
General Mills Inc.	5.650%	2/15/19	6,850	8,253
5 General Mills Inc.	6.390%	2/5/23	50,000	61,017
General Mills Inc.	4.150%	2/15/43	18,400	18,442
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	20,000	24,215

8

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	29,335	29,588
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	19,024
GlaxoSmithKline Capital plc	1.500%	5/8/17	20,770	21,102
GlaxoSmithKline Capital plc	2.850%	5/8/22	43,395	44,267
4 Heineken NV	1.400%	10/1/17	7,495	7,475
4 Heineken NV	2.750%	4/1/23	22,335	22,045
4 Heineken NV	4.000%	10/1/42	1,260	1,187
Johnson & Johnson	2.150%	5/15/16	5,820	6,108
Johnson & Johnson	6.730%	11/15/23	15,000	20,923
Kaiser Foundation Hospitals	3.500%	4/1/22	6,525	6,850
Kaiser Foundation Hospitals	4.875%	4/1/42	11,840	12,908
Kellogg Co.	4.000%	12/15/20	41,000	45,656
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	31,183
Kraft Foods Group Inc.	2.250%	6/5/17	10,085	10,469
Kraft Foods Group Inc.	3.500%	6/6/22	36,735	38,327
Kraft Foods Group Inc.	5.000%	6/4/42	11,075	11,901
Kroger Co.	2.200%	1/15/17	22,780	23,491
McKesson Corp.	3.250%	3/1/16	4,910	5,247
McKesson Corp.	2.700%	12/15/22	7,010	6,958
McKesson Corp.	2.850%	3/15/23	6,840	6,859
Medtronic Inc.	1.375%	4/1/18	16,225	16,198
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	11,505	13,203
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	6,535	6,299
Merck & Co. Inc.	3.875%	1/15/21	30,000	33,469
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	21,539
Molson Coors Brewing Co.	2.000%	5/1/17	1,036	1,062
Molson Coors Brewing Co.	3.500%	5/1/22	14,905	15,545
Molson Coors Brewing Co.	5.000%	5/1/42	13,220	14,005
Mondelez International Inc.	4.125%	2/9/16	15,000	16,325
Mondelez International Inc.	5.375%	2/10/20	15,000	17,797
Mondelez International Inc.	6.875%	1/26/39	7,000	9,383
Mondelez International Inc.	6.500%	2/9/40	12,000	15,591
PepsiCo Inc.	3.100%	1/15/15	26,000	27,264
PepsiCo Inc.	3.125%	11/1/20	53,000	56,645
PepsiCo Inc.	2.750%	3/5/22	10,000	10,121
PepsiCo Inc.	4.000%	3/5/42	35,200	34,805
4 Pernod-Ricard SA	4.450%	1/15/22	31,465	34,580
Pfizer Inc.	5.350%	3/15/15	12,155	13,257
Pfizer Inc.	6.200%	3/15/19	28,600	35,909
Philip Morris International Inc.	4.500%	3/26/20	25,000	28,701
Philip Morris International Inc.	4.125%	5/17/21	15,705	17,570
Philip Morris International Inc.	2.500%	8/22/22	13,250	13,053
Philip Morris International Inc.	2.625%	3/6/23	23,000	22,633
Philip Morris International Inc.	3.875%	8/21/42	22,785	21,144
3 Procter & Gamble - Esop	9.360%	1/1/21	17,531	23,172
Procter & Gamble Co.	6.450%	1/15/26	25,000	34,335
Procter & Gamble Co.	5.550%	3/5/37	25,000	31,944
4 Roche Holdings Inc.	6.000%	3/1/19	37,000	46,076
4 SABMiller Holdings Inc.	2.450%	1/15/17	15,100	15,762
4 SABMiller Holdings Inc.	3.750%	1/15/22	4,310	4,628
4 SABMiller Holdings Inc.	4.950%	1/15/42	5,700	6,292
4 SABMiller plc	6.500%	7/15/18	30,000	36,815
Sanofi	4.000%	3/29/21	36,275	40,313
St. Jude Medical Inc.	2.500%	1/15/16	18,175	18,908
St. Jude Medical Inc.	4.875%	7/15/19	3,494	3,987
4 Tesco plc	5.500%	11/15/17	10,000	11,724
Thermo Fisher Scientific Inc.	2.050%	2/21/14	5,216	5,283
Thermo Fisher Scientific Inc.	3.250%	11/20/14	5,160	5,360
Thermo Fisher Scientific Inc.	3.200%	5/1/15	6,020	6,293
Thermo Fisher Scientific Inc.	3.200%	3/1/16	9,330	9,895
Thermo Fisher Scientific Inc.	1.850%	1/15/18	18,975	19,157
Unilever Capital Corp.	4.250%	2/10/21	78,185	89,077
Wyeth LLC	5.950%	4/1/37	15,000	19,115
4 Zoetis Inc.	3.250%	2/1/23	3,160	3,217

9

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Zoetis Inc.	4.700%	2/1/43	3,790	3,872
Energy (1.6%)
Apache Corp.	6.900%	9/15/18	5,000	6,297
4 BG Energy Capital plc	2.875%	10/15/16	26,655	28,107
BP Capital Markets plc	3.125%	10/1/15	11,000	11,613
BP Capital Markets plc	3.200%	3/11/16	24,000	25,555
BP Capital Markets plc	2.248%	11/1/16	34,545	35,959
BP Capital Markets plc	4.750%	3/10/19	18,140	21,151
BP Capital Markets plc	4.500%	10/1/20	28,000	32,072
BP Capital Markets plc	4.742%	3/11/21	10,000	11,597
BP Capital Markets plc	3.245%	5/6/22	10,000	10,330
ConocoPhillips	7.000%	3/30/29	11,500	15,112
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	15,000	17,477
Encana Corp.	6.500%	8/15/34	15,000	17,356
EOG Resources Inc.	5.625%	6/1/19	8,285	10,076
4 Motiva Enterprises LLC	5.750%	1/15/20	2,535	3,055
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	31,030
Occidental Petroleum Corp.	2.700%	2/15/23	18,000	18,015
4 Schlumberger Investment SA	2.400%	8/1/22	20,765	20,541
Shell International Finance BV	3.100%	6/28/15	10,000	10,568
Shell International Finance BV	3.250%	9/22/15	14,785	15,781
Shell International Finance BV	4.375%	3/25/20	24,000	27,830
Shell International Finance BV	2.250%	1/6/23	46,000	44,773
Suncor Energy Inc.	5.950%	12/1/34	13,000	15,558
Texaco Capital Inc.	8.625%	4/1/32	25,000	39,516
Total Capital International SA	1.550%	6/28/17	38,435	39,084
Total Capital International SA	2.700%	1/25/23	30,390	30,493
Other Industrial (0.2%)
4 Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	12,000	12,945
4 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	14,204
4 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	19,660	20,927
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	24,695	25,408
Technology (1.2%)
Cisco Systems Inc.	4.450%	1/15/20	41,500	47,785
Google Inc.	2.125%	5/19/16	14,050	14,688
Hewlett-Packard Co.	2.650%	6/1/16	9,000	9,174
Hewlett-Packard Co.	3.750%	12/1/20	42,000	41,758
Hewlett-Packard Co.	4.300%	6/1/21	45,000	45,814
Intel Corp.	3.300%	10/1/21	10,000	10,483
International Business Machines Corp.	2.000%	1/5/16	35,000	36,293
International Business Machines Corp.	1.250%	2/6/17	8,395	8,477
International Business Machines Corp.	5.700%	9/14/17	41,710	49,875
International Business Machines Corp.	7.000%	10/30/25	25,000	35,291
Microsoft Corp.	3.000%	10/1/20	10,000	10,702
Microsoft Corp.	4.000%	2/8/21	13,500	15,319
Microsoft Corp.	4.500%	10/1/40	18,210	19,510
Oracle Corp.	5.000%	7/8/19	35,000	41,560
Oracle Corp.	6.125%	7/8/39	8,000	10,245
Xerox Corp.	8.250%	5/15/14	10,335	11,158
Xerox Corp.	6.750%	2/1/17	3,525	4,091
Xerox Corp.	6.350%	5/15/18	2,395	2,806
Xerox Corp.	5.625%	12/15/19	1,245	1,423
Transportation (0.5%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,429
4 ERAC USA Finance LLC	2.250%	1/10/14	3,075	3,112
4 ERAC USA Finance LLC	6.375%	10/15/17	36,290	43,609
4 ERAC USA Finance LLC	4.500%	8/16/21	10,270	11,318
4 ERAC USA Finance LLC	3.300%	10/15/22	745	749
4 ERAC USA Finance LLC	5.625%	3/15/42	31,000	34,459
FedEx Corp.	2.625%	8/1/22	14,760	14,513
FedEx Corp.	3.875%	8/1/42	4,505	4,223
Ryder System Inc.	2.500%	3/1/18	32,000	32,760

10

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United Parcel Service Inc.	1.125%	10/1/17	4,055	4,079
	United Parcel Service Inc.	2.450%	10/1/22	17,095	16,980
	United Parcel Service Inc.	4.875%	11/15/40	14,810	17,047
					7,415,511
Utilities (3.3%)
	Electric (2.9%)
	Alabama Power Co.	5.550%	2/1/17	11,765	13,631
	Ameren Illinois Co.	2.700%	9/1/22	58,000	58,045
	Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	17,466
	Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	26,443
	Carolina Power & Light Co.	2.800%	5/15/22	20,140	20,695
	Carolina Power & Light Co.	6.300%	4/1/38	1,625	2,150
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	66,385
	Duke Energy Carolinas LLC	5.250%	1/15/18	29,190	34,669
	Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	12,402
	Duke Energy Corp.	2.150%	11/15/16	35,000	36,145
	Duke Energy Corp.	1.625%	8/15/17	34,840	35,156
4	Enel Finance International NV	6.800%	9/15/37	8,935	9,245
	Florida Power & Light Co.	6.200%	6/1/36	22,452	29,380
	Florida Power & Light Co.	5.250%	2/1/41	23,745	28,522
	Florida Power & Light Co.	4.125%	2/1/42	20,000	20,461
	Georgia Power Co.	5.700%	6/1/17	50,000	59,082
	Georgia Power Co.	4.300%	3/15/42	25,835	25,923
	MidAmerican Energy Holdings Co.	6.500%	9/15/37	35,000	45,442
	Mississippi Power Co.	4.250%	3/15/42	20,000	19,936
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	14,411
4	Niagara Mohawk Power Corp.	3.553%	10/1/14	16,500	17,150
	NSTAR LLC	4.500%	11/15/19	1,880	2,164
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	12,467
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	10,415	11,606
	Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	9,407
	Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	44,440
	Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	32,727
	Potomac Electric Power Co.	6.500%	11/15/37	8,000	10,974
	PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	12,883
	PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,592
	Progress Energy Inc.	3.150%	4/1/22	20,800	21,126
	PSEG Power LLC	5.125%	4/15/20	15,000	17,007
	Public Service Co. of Colorado	3.200%	11/15/20	13,650	14,681
	Public Service Electric & Gas Co.	2.700%	5/1/15	7,970	8,325
	Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	11,029
	Puget Sound Energy Inc.	4.434%	11/15/41	19,880	21,344
	South Carolina Electric & Gas Co.	4.350%	2/1/42	29,880	30,576
	Southern California Edison Co.	5.500%	8/15/18	31,730	38,745
	Southern California Edison Co.	3.875%	6/1/21	24,860	27,777
	Virginia Electric & Power Co.	5.950%	9/15/17	50,000	60,357
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	17,648
	Natural Gas (0.4%)
4	DCP Midstream LLC	6.450%	11/3/36	9,375	10,585
	Nisource Finance Corp.	6.400%	3/15/18	50,000	60,161
	TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	33,934
	TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	20,731

					1,127,025

Total Corporate Bonds (Cost $12,841,132)					14,077,373
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
4	Abu Dhabi National Energy Co.	5.875%	10/27/16	10,000	11,325
4	CDP Financial Inc.	4.400%	11/25/19	22,000	25,284
4	Electricite de France SA	4.600%	1/27/20	27,000	30,084
4	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	20,000	19,961
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	17,000	18,310
	Province of New Brunswick	5.200%	2/21/17	30,000	34,887

11

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Province of Ontario	4.500%	2/3/15	14,025	15,081
	Province of Ontario	4.400%	4/14/20	48,000	56,206
	Quebec	5.125%	11/14/16	10,000	11,547
4	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	7,855	8,348
	Statoil ASA	3.125%	8/17/17	33,000	35,859
	Statoil ASA	5.250%	4/15/19	8,895	10,732
4	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	37,702
Total Sovereign Bonds (Cost $286,530)					315,326
Taxable Municipal Bonds (3.2%)
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	33,860	46,115
	California GO	5.700%	11/1/21	15,655	19,020
	California GO	7.550%	4/1/39	39,955	57,727
	California GO	7.300%	10/1/39	3,465	4,829
	California GO	7.600%	11/1/40	17,685	25,820
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,732
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	12,090	14,015
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	17,289
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	29,871
	District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	8,042
	Duke University North Carolina Revenue	5.850%	4/1/37	62,165	81,765
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	24,006	28,444
	Houston TX GO	6.290%	3/1/32	23,000	29,055
	Illinois GO	5.100%	6/1/33	2,535	2,504
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	20,956
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	13,130	16,555
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	28,590	40,325
	Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	36,781
	Louisville & Jefferson County KY Metropolitan Sewer
	District Revenue	6.250%	5/15/43	11,000	14,838
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	12,005	15,807
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	15,000	18,996
6	New Jersey Economic Development Authority Revenue
	(State Pension Funding)	7.425%	2/15/29	46,080	60,453
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	42,327
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,845
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	1,805	2,091
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	11,965	15,828
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,573
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	8,070	10,198
	New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	36,935
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	43,193
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	14,510	18,609
7	Oregon School Boards Association GO	4.759%	6/30/28	15,000	17,370
	Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,000	2,110
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	12,513
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	7,361
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	57,942
	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	68,000	78,300
	Princeton University New Jersey GO	5.700%	3/1/39	13,020	17,008
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	8,066
	Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	15,023

12

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of California Regents Medical Center
Revenue	6.548%	5/15/48	11,330	14,956
University of California Regents Medical Center
Revenue	6.583%	5/15/49	13,855	17,922
University of California Revenue	5.770%	5/15/43	23,675	28,584
Utah GO	3.289%	7/1/20	22,900	24,966
8 Wisconsin GO	5.700%	5/1/26	9,000	10,910
Total Taxable Municipal Bonds (Cost $900,810)				1,083,569
			Shares
Common Stocks (38.9%)
Consumer Discretionary (1.8%)
Mattel Inc.			3,926,930	171,960
WPP plc			9,184,508	146,779
Thomson Reuters Corp.			3,544,010	115,110
McDonald's Corp.			1,093,530	109,014
Time Warner Cable Inc.			859,100	82,525
				625,388
Consumer Staples (5.7%)
Philip Morris International Inc.			3,827,540	354,851
Kraft Foods Group Inc.			5,353,086	275,845
Sysco Corp.			7,391,220	259,949
Unilever NV			5,959,210	244,328
General Mills Inc.			3,096,700	152,698
Procter & Gamble Co.			1,866,390	143,824
Altria Group Inc.			3,953,260	135,953
Imperial Tobacco Group plc			3,482,655	121,807
Kimberly-Clark Corp.			1,177,030	115,325
PepsiCo Inc.			1,386,640	109,697
British American Tobacco plc			683,889	36,672
				1,950,949
Energy (4.8%)
Chevron Corp.			4,978,080	591,496
Royal Dutch Shell plc Class B			13,054,243	434,122
Exxon Mobil Corp.			3,492,700	314,727
ConocoPhillips			3,051,970	183,423
BP plc ADR			2,826,100	119,685
				1,643,453
Financials (5.5%)
Marsh & McLennan Cos. Inc.			12,752,190	484,201
JPMorgan Chase & Co.			8,359,700	396,751
Wells Fargo & Co.			7,567,662	279,928
BlackRock Inc.			1,030,190	264,635
M&T Bank Corp.			2,117,340	218,425
Swiss Re AG			1,482,265	120,719
^ National Bank of Canada			1,604,210	117,822
				1,882,481
Health Care (5.6%)
Johnson & Johnson			7,930,590	646,581
Merck & Co. Inc.			11,154,150	493,348
Pfizer Inc.			14,276,850	412,030
Roche Holding AG			1,202,433	280,315
AstraZeneca plc ADR			1,805,050	90,216
				1,922,490
Industrials (6.0%)
General Electric Co.			16,312,800	377,152
Eaton Corp. plc			5,937,760	363,688
3M Co.			2,873,160	305,446
United Technologies Corp.			2,162,600	202,052
Illinois Tool Works Inc.			3,021,870	184,153

13

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Parcel Service Inc. Class B			1,980,700	170,142
Stanley Black & Decker Inc.			1,796,200	145,438
Waste Management Inc.			3,543,380	138,936
Lockheed Martin Corp.			1,011,330	97,613
Schneider Electric SA			1,201,478	87,862
				2,072,482
Information Technology (4.1%)
Analog Devices Inc.			7,309,680	339,827
Microsoft Corp.			10,715,060	306,558
Intel Corp.			12,231,320	267,254
Cisco Systems Inc.			9,099,500	190,271
Linear Technology Corp.			3,649,770	140,042
Maxim Integrated Products Inc.			2,702,150	88,225
Texas Instruments Inc.			1,726,100	61,242
				1,393,419
Materials (1.7%)
International Paper Co.			3,599,330	167,657
Dow Chemical Co.			4,950,200	157,614
EI du Pont de Nemours & Co.			2,857,110	140,456
Nucor Corp.			2,978,580	137,461
				603,188
Telecommunication Services (1.4%)
AT&T Inc.			9,777,905	358,751
Vodafone Group plc ADR			4,541,490	129,024
				487,775
Utilities (2.3%)
Xcel Energy Inc.			6,575,370	195,288
National Grid plc			15,392,031	178,853
NextEra Energy Inc.			2,012,970	156,368
Northeast Utilities			2,241,790	97,428
American Electric Power Co. Inc.			1,304,470	63,436
PG&E Corp.			841,050	37,452
Dominion Resources Inc.			603,230	35,096
PPL Corp.			751,490	23,529

				787,450
Total Common Stocks (Cost $9,984,291)				13,369,075
	Coupon
Temporary Cash Investments (1.5%)
Money Market Fund (0.3%)
[9,10] Vanguard Market Liquidity Fund	0.147%		117,340,300	117,340

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements (1.2%)
Bank of America Securities, LLC (Dated 3/28/13,
Repurchase Value $29,401,000, collateralized by
U.S. Treasury Note 0.250%, 4/30/14)	0.190%	4/1/13	29,400	29,400
Bank of Montreal (Dated 3/28/13, Repurchase Value
$30,001,000, collateralized by U.S. Treasury Bill
0.000%, 9/26/13)	0.200%	4/1/13	30,000	30,000
Barclays Capital Inc. (Dated 3/28/13, Repurchase
Value $69,801,000, collateralized by U.S. Treasury
Note 0.375%, 1/15/16)	0.150%	4/1/13	69,800	69,800

14

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Deutsche Bank Securities, Inc. (Dated 3/28/13,
Repurchase Value $3,500,000, collateralized by
Federal National Mortgage Assn. 4.500%, 9/1/41)	0.250%	4/1/13	3,500	3,500
HSBC Bank USA (Dated 3/28/13, Repurchase Value
$6,300,000, collateralized by Federal Home Loan
Mortgage Corp. 4.500%, 10/1/39)	0.230%	4/1/13	6,300	6,300
RBC Capital Markets LLC (Dated 3/28/13, Repurchase
Value $183,004,000, collateralized by Federal
National Mortgage Assn. 4.000%, 3/1/42-5/1/42)	0.220%	4/1/13	183,000	183,000
RBS Securities, Inc. (Dated 3/28/13, Repurchase Value
$19,300,000, collateralized by U.S. Treasury Note
1.750%, 5/15/22)	0.160%	4/1/13	19,300	19,300
TD Securities (USA) LLC (Dated 3/28/13, Repurchase
Value $65,001,000, collateralized by Federal National
Mortgage Assn. 2.500%-4.000%, 4/1/26-1/1/28)	0.200%	4/1/13	65,000	65,000
				406,300
Total Temporary Cash Investments (Cost $523,640)				523,640
Total Investments (99.5%) (Cost $29,282,570)				34,170,568
Other Assets and Liabilities—Net (0.5%)[10]				159,416
Net Assets (100%)				34,329,984

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $111,924,000.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate value of these securities was $2,442,676,000, representing 7.1% of net assets.
5 Adjustable-rate security.
6 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
7 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
8 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10 Includes $117,340,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

15

© 2013 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 272 052013

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 17, 2013

VANGUARD WELLESLEY INCOME FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 17, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.